UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2019

Digerati Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-15687	74-2849995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 W. Bitters Rd., Suite 104
San Antonio, Texas 78216
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (210) 775-0888

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 7.01. Regulation FD Disclosure.

Digerati Technologies, Inc. (the “Company”) has prepared a PowerPoint presentation dated July 29, 2019 (“PowerPoint Presentation”) for use in connection with investor presentations, which PowerPoint Presentation will be available on the Company’s website at http://www.digerati-inc.com. The Company has also prepared a press release announcing the availability of the presentation on our website.

The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Use of Non-GAAP Financial Measures; Forward-looking statements

This Current Report on Form 8-K and the PowerPoint Presentation may contain forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “goal,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements involve estimates, anticipated or expected events, expectations, projections, trends, results, goals, forecasts, assumptions, risks and uncertainties.  The Company cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.  Such forward-looking statements include, but are not limited to, market size, amount of and size of customers, revenue per customer, profile of local/regional VOIP providers, operating metrics (including revenue growth, gross margin, and EBITDA margin), financial highlights, and comparable companies. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. The forward-looking statements contained in the PowerPoint Presentation speak only as of the date of the material, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to the PowerPoint Presentation. Certain factors may cause results to differ materially from those anticipated by some of the statements made in the PowerPoint Presentation. Please carefully review our filings with the SEC as we have identified many risk factors that impact our business plan. Investors are urged to consider closely the disclosures in our Forms 10-K, 10-Q, 8-K and other filings with the SEC, which can be electronically accessed from our website or the SEC’s website at http://www.sec.gov/.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is to be filed as part of this Form 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

99.1	Press Release dated July 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digerati Technologies, Inc.

Dated: July 30, 2019	By:	/s/ Antonio Estrada Jr.
		Name:	Antonio Estrada Jr.
		Title:	Chief Financial Officer

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